SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2001


                          BENTLEY PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


               Delaware                   1-10581               59-1513162
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     (State or Other Jurisdiction       (Commission            (IRS Employer
           of Incorporation)             File No.)          Identification No.)


65 Lafayette Road, 3rd Floor, North Hampton, New Hampshire              03862
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (603) 964-8006


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.           Acquisition and Disposition of Assets.
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         On February 15, 2001, Laboratorios Belmac, S.A., a Spanish subsidiary of Bentley Pharmaceuticals, Inc. (the "Registrant"), completed the sale of the registration rights and dossier for its branded pharmaceutical product, Controlvas(R), (generic name: enalapril) (the "Product") to Shire Pharmaceuticals Iberica, S.L. (the "Purchaser") for 475 million Spanish Pesetas (approximately $2.4 million U.S. dollars). In a related transaction, on November 21, 2000, the Registrant sold to the Purchaser the trademark to the Product for 475 million Spanish Pesetas (approximately $2.4 million U.S. dollars). The Registrant expects to recognize aggregate pre-tax gains of approximately $4.75 million U.S. dollars as a result of these transactions.

         Terms of the agreement with the Purchaser provide that the Registrant will manufacture and supply the Product for the Purchaser for three years with an option to extend for an additional two years.

         The consideration for the sale was negotiated at arms length. The Registrant and the Purchaser have no material relationships other than the supply arrangements described above.

Item 7.           Financial Statements, Pro Forma Financial Information and
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                  Exhibits.
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(b)               Pro Forma Financial Information

                  Previously filed in Amendment No. 1 to this Report on Form 8-K/A.

(c)               Exhibits

                  2.1 Purchase and Sale Agreement between Laboratorios Belmac, S.A. and Shire Pharmaceuticals Iberica, S.L. dated November 21, 2000 relating to the sale of the registration rights and dossier of the product Controlvas. (in summary translation from Spanish) *

                  2.2 Purchase and Sale Agreement between Laboratorios Belmac, S.A. and Shire Pharmaceuticals Iberica, S.L. dated November 21, 2000 relating to the sale of the trademark to the product Controlvas. (in summary translation from Spanish) *

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*    This exhibit is being re-filed with this Amendment No. 2 to include certain information for which confidential information was sought, which has since been publicly disclosed and is no longer confidential.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BENTLEY PHARMACEUTICALS, INC.


Date:    May 7, 2001                        By: /s/ MICHAEL D. PRICE
                                               ---------------------
                                                      Michael D. Price
                                                      Vice President and
                                                      Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
------            -----------

2.1               Purchase and Sale Agreement between Laboratorios Belmac, S.A.
                  and Shire Pharmaceuticals Iberica, S.L. dated November 21, 2000 relating to the sale of the registration rights and dossier of the product Controlvas. (in summary translation from Spanish) *

2.2               Purchase and Sale Agreement between Laboratorios Belmac, S.A.
                  and Shire Pharmaceuticals Iberica, S.L. dated November 21, 2000 relating to the sale of the trademark of the product Controlvas. (in summary translation from Spanish) *


--------------------
* This exhibit is being re-filed with this Amendment No. 2 to include certain information for which confidential information was sought, which has since been publicly disclosed and is no longer confidential.